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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                      December 2, 2005 (November 21, 2005)

                                  AMICAS, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                       000-25311            59-2248411
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(State or other jurisdiction of         (Commission         (IRS Employer
       incorporation)                   File Number)       Identification No.)

   20 Guest Street, Boston, MA                         02135
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(Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code: 617-779-7878

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFITS
PLANS.

On December 2, 2005, AMICAS, Inc. ("AMICAS") sent a notice to its executive officers and directors informing them that a blackout period with respect to the VitalWorks, Inc. 401(k) Profit Sharing Plan and the AMICAS, Inc. 401(k) Retirement Savings Plan (collectively, the "401(k) Plans") began as of the close of market on November 21, 2005 and will end during the week of December 12, 2005. A copy of the notice, which includes the information specified in Rule 104(b) of Regulation BTR, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The blackout period is being implemented in connection with the change of the recordkeeper of the 401(k) Plans. This transition will temporarily prevent participants in the 401(k) Plans from engaging in transactions in AMICAS common stock in their individual accounts under the 401(k) Plans.

During the blackout period and for a period of two years after the ending date of the blackout period, security holders or other interested persons may obtain, without charge, information about the actual beginning and ending dates of the 401(k) blackout period by contacting Stephen Hicks, General Counsel, at AMICAS, Inc., 20 Guest St., Boston MA 02135, 617-779-7878.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1 Notice dated December 2, 2005 to executive officers and directors.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              AMICAS, INC.

                                              By: /s/ Stephen Hicks
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                                                  Name: Stephen Hicks
                                                  Title: Vice President and
                                                         General Counsel

Date:  December 2, 2005
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                                  EXHIBIT INDEX

Exhibit No.          Description

99.1 Notice dated December 2, 2005 to executive officers and directors